UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 7, 2017

Zayo Group Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36690	26-1398293
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously disclosed in a filing on Form 8-K with the Securities and Exchange Commission (“SEC”) made by Zayo Group Holdings, Inc. (the “Company”), on March 1, 2017 (the “Original Filing”), the Company consummated a merger agreement with Electric Lightwave Parent, Inc. (“Electric Lightwave”) at which time the Company acquired one hundred percent of the ownership interest of Electric Lightwave for a purchase price of $1.44 billion, subject to customary working capital and other adjustments. The acquisition of Electric Lightwave was funded with proceeds from a previously announced $650.0 million incremental term loan and $800.0 million aggregate principal amount of 5.75% senior unsecured notes due in 2027 (collectively, “the Incremental Indebtedness”).  The purpose of this report is to amend the Current Report on Form 8-K filed on March 1, 2017 by the Company in order to provide the financial information described below.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited financial statements of Electric Lightwave as of and for the years ended December 31, 2016 and 2015 are attached as Exhibit 99.1 to this current report on Form 8-K/A.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information reflecting our acquisition of Electric Lightwave and the Incremental Indebtedness required to fund the acquisition as of and for the six months ended December 31, 2016 and for the year ended June 30, 2016 is attached as Exhibit 99.2 to this current report on Form 8-K/A.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Accountants.
99.1	Audited consolidated financial statements of Electric Lightwave as of and for the years ended December 31, 2016 and 2015.
99.2	Unaudited pro forma financial statements of the Company and Electric Lightwave as of and for the six months ended December 31, 2016 and for the year ended June 30, 2016.

Investors should take into consideration, with respect to the Company, those risks and uncertainties discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016 and its Quarterly Reports on Forms 10-Q for the periods ended September 30, 2016 and December 31, 2016, including those under the heading “Risk Factors.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group Holdings, Inc.

By: /s/ Ken desGarennes
Name: Ken desGarennes
Title: Chief Financial Officer

DATED:  April 7, 2017

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Accountants.
99.1	Audited consolidated financial statements of Electric Lightwave as of and for the years ended December 31, 2016 and 2015.
99.2	Unaudited pro forma financial statements of the Company and Electric Lightwave as of and for the six months ended December 31, 2016 and for the year ended June 30, 2016.